Vystar® Corporation



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Annual Shareholders Meeting

September 15, 2014

Atlanta, GA

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Agenda

- Call to Order
- Rules of Conduct
- Establish Quorum
- Vote on Proposals Before the Shareholders
- Adjourn Shareholders Meeting
- Vystar Business Presentation
- Questions & Answers
- Adjourn Business Meeting

Proposals Before the Shareholders

Proposal 1: Election of Directors

Nominees

- William R. Doyle
- Mitsy Y. Mangum
- Michael X. Ianacone
- Thomas L. Mills

Proposal 2 Ratification of Appointment of Porter, Keadle and Moore, Independent Accounting Firm

Vystar® Corporation



Created by Nature. Recreated by Science.®

Annual Business Meeting
September 15, 2014
Atlanta, GA

VYSTAR® CORPORATION

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Forward Looking Statements

Forward-looking Statements: Certain statements in this document are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors. More information about these factors is contained in Vystar's filings with the Securities and Exchange Commission.

VYSTAR CORPORATION

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Annual Business Agenda

- Bill Doyle:
  - Introductions
  - Vytex NRL Raw Material Business Update
  - Vytex Foam Bedding Opportunity
- Steve Rotman (Rotman Furniture),Greg Rotman & Jason Leaf (Blue Oar)
  - Nature's Home Solutions Team
  - Retailer's Perspective on Vytex Foam Bedding
  - Importance of US based manufacturing expertise – Jeffco Fibres
- Bob Wilkins (myVBO)
  - Importance of a solid ecommerce program
- Greg Rotman
  - Vytex Spinoff
- Q&A

VYSTAR CORPORATION



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Board of Directors



William R. Doyle, President, CEO, and Chairman

- Became president and Board member in 2005
- Assumed the role of Chairman of the Board in April 2008 when Travis Honeycutt (founder) retired
- Prior to joining Vystar, he was Vice President of Marketing, Women's Health for Matria Healthcare, Inc. (now Alere).
- Holds a BS in Biochemistry from Penn State University and MBA from Pepperdine University

vystar CORPORATION

Board of Directors



Mitsy Y. Mangum, Director

- Currently Vice President of Investments at American Capital Partners
- Held vice presidential positions with Smith Barney, Inc., Robinson-Humphrey Co. and Sterne Agee and Leach
- Earned her BS in Business Administration/ Management from College of Charleston.

Board of Directors



Michael X. Ianacone

- Recently retired from Xerox after a 38 year tenure.
- Held senior executive management positions in sales, marketing, operations and strategy in the US.
- Key member of the senior team during Xerox's turnaround in the early 2000s.
- Earned a A.B. degree from Georgetown University in Washington, D.C.

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Board of Directors



Thomas L. Mills

- A partner in the Washington, D.C. office of international law firm Winston & Strawn. His practice concentrates on the legislative and regulatory aspects of health care.
- Has represented a broad range of health care related clients including hospitals and pharmaceutical companies.
- Earned a B.S. from the U.S. Coast Guard Academy and a J.D., with honors, from the George Washington University National Law Center, where he was a member of the Law Review.

VYSTAR CORPORATION

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Thank you







VYSTAR CORPORATION

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Current Market - Natural Rubber Latex Consumption



mT of NRL Consumed Globally
1,600
1,400
1,200
1,000
800
600
400
200
0
2013 up 2.8% vs 2012 due to firming demand in US and strong demand in China

Source: Provided by The International Rubber Study Group Rubber Asia, May-June 2014

VYSTAR CORPORATION

Natural Rubber Latex Prices Returning to Lower More Competitive Levels

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Historic Monthly Latex Price/mT (USD)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
Jul-17
Oct-17
Jan-18
Apr-18
Jul-18

Source: Malaysian Rubber Board Historic prices converted to USD using .32 exchange rate

Natural Rubber Latex Prices Competitive with Nitrile

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NR Latex & Nitrile Price (USD/KG)
Crude Oil Price (WTI) (USD/bbl)
7.5
6.5
5.5
4.5
3.5
2.5
1.5
0.5
140
120
100
80
60
40
20
0
140
112.79
103.02
107.76
105.52
99.74
86.15
97.81
92.82
97.53
82.92
78.4
41.68
3.61
2.91
2.37
2.20
2.05
2.19
2.39
2.02
2.07
1.60
1.85
1.55
1.19
1.71
1.41
1.39
1.00
1.00
Crude Oil
Nitrile
NR Latex
Aug-06
Feb-07
Aug-07
Feb-08
Aug-08
Feb-09
Aug-09
Feb-10
Aug-10
Feb-11
Aug-11
Feb-12
Aug-12
Feb-13
Aug-13
Feb-14
Aug-14

Note: NR Latex & Nitrile Latex based on 60% TSC

Source: Top Glove Corporate presentation Aug 4 2014

vystar CORPORATION

Rubber Supply Exceeds Demand

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- International Rubber Study Group projects rubber surplus to shrink 46% in 2015 due to:
  - Expanding demand
  - Reduced tapping by farmers because of falling prices
- Rubber glut in 2014 expected to exceed 700,000mT
- IRSG does not expect a return to record high prices even with some reduction in tapping

Surplus NR Production vs Demand (mT)



2013
2014F
2015F
- 46%
0
200000
400000
600000

Source: http://www.rubbernews.com/article/20140821/NEWS/140829991/irsg-projects-rubber-surplus-to-shrink-46-in-2015
http://www.bloomberg.com/news/2014-08-17/rubber-glut-seen-shrinking-as-28-price-decline-deters-tapping.html

2014 Press Releases

- January 2014
  - CES Wrap-Up: UV Flu Technologies and Vystar Corp.'s "Perfect Sleep Environment" Attracts Global Interest

- March 2014
  - Vystar® Corporation Provides Update on Strategic Direction in Both the Natural Rubber Latex Arena and Several Consumer Markets

- September 2014
  - Vystar Board Approves Natural Rubber Latex Business Spinoff

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Update on Sleep Business

- Closed SleepHealth Division
- Kiron Clinical Sleep Lab LLC:
  - Healthy business
    - Closed satellite office
    - 6 sleep study/night potential in Durham office
  - New Medical Director
  - Renewed marketing plan
  - Enhanced resupply

VYSTAR CORPORATION

Opportunities for Vytex Foam

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- Increasing interest in natural sustainable and affordable products
- NRL prices make Vytex foam competitive
- Allergens? Odor?
- Apparel
- Islatex partnership
- Two alternative foam companies being explored
- $7 Billion US Mattress market and $1 Billion US Pillow market

vytex

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Islatex Tree to Foam: Chain of Custody Certified by FSC

100% Natural Latex




FSC – C106061






FSC – C107815

UICN

Latex used can be traced back to the seeds through it´s chain of custody

FSC
www.fsc.org
100%
Rubber from well-managed forests
FSC® C107815

RAINFOREST ALLIANCE CERTIFIED

VYSTAR CORPORATION

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Product Flow

Vystar Corp
Holds Vytex patent
Licensor

PICA
Produces Vytex NRL
↓
Islatex
Produces Vytex Foam

Jeffco Fibres
Foam Core buyer
↓
Finished Bedding Products

NHS
Finished bedding wholesaler

Jeffco
Finished bedding & cores

Rotmans
Cardi's
Other Retailers
-----
myVBO

Other Bedding Manufacturers

vystar CORPORATION

vytex

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Steve Rotman

- CEO of Rotmans Furniture, Flooring and Mattresses (NE largest furniture, flooring and mattress store)
- Other positions:
  - Chairman of Furniture First, 230 member, $1.3 Billion buying group
  - President of the NE Mattress and Furniture Retailers Association
- Recognition and awards:
  - Honored as North American Retailer of the year by the National Home Furnishings Association
  - Numerous local awards from the Worcester MA community
- With sons Greg and Richard, organized, developed and operated the MCI National Sports Gallery in Washington, DC
- Holds a BA from Clark University and an MS in retailing from NY University

vytex

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Greg Rotman

- CEO of Blue Oar Consulting Inc., which funds projects for private and public companies
- Director and CEO of Paid Inc.
  - Negotiated deals with small and large companies, e.g. eBay, UPS, The Collecting Channel
- Previously
  - Partner of Teamworks LLC, responsible for the design, financing and build-out of the MCI Center and the National Sports Gallery.
  - Entrepreneurial spirit having built a software accounting company, and a dining delivery service
  - Earned a BA from Northeastern University

vystar CORPORATION

Jason Leaf

- Co-founder of Blue Oar Consulting Inc., which funds projects for private and public companies
- Earned a BS from Bentley College in Business Economics

Blue Oar Consulting, Inc.

Has funded dozens of projects for both private and public Companies. This includes restructuring, initial startup capital $250,000-$20,000,000, 2nd and 3rd stage funding, P.O. funding, Factoring, Debt Equity, and other funding instruments.

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Nature's Home Solutions (NHS) Team

- **Blue Oar Consulting Inc.**– knowledge and experience in capital markets
- **Vystar** – Vytex NRL technology cleaner, natural rubber latex
- **Islatex –** experienced producer of Vytex foam
- **Jeffco Fibres Inc.** – over 40 years of mattress, topper and pillow manufacturing experience
- **myVBO**– successful ecommerce, webdesign and online promotion and marketing strategy experience
- **Rotmans** – nearly 60 years of retail furniture and bedding sales and consumer marketing experience


Blue Oar Consult.
Vystar
Islatex
Jeffco Fibres Inc.
myVBO
Rotmans
Nature's Home Solutions

vystar CORPORATION

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Rotmans Furniture, Flooring and Mattresses

- Furniture Retailer established in Worcester MA in the mid 1950s
- Family owned business, nearly 60 years of retail (brick and mortar) experience
- Experience has expanded into online sales
- Reputation as New England's largest furniture store, selling throughout the New England states
  - Numerous community and industry awards including 2011 Retailer of the Year (National Home Furnishings Association)
- Strength is the company's broad product offering, at fair prices and includes many well know brands
  - Product offering includes: furniture, carpeting, flooring, mattresses, window treatments and televisions

Expertise brought to Nature's Home Solutions:

Experience in retail and online sales, knowledge of bedding industry and current trends, contacts in the consumer media market and relationships in the industry including other retailers

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Jeffco Fibres Inc.

Jeffco Fibres Inc. | Webster, MA

- Bedding manufacturer established in Webster MA in the early 1970s
- Family owned business with over 60 employees, selling across the country
- Expertise in:
  - Mattress fabrication, including foam (latex and memory foam)
  - Quilted Pillowtopper™ covers and tops and Polyester Fiber, Wool (GOTS certified- optional)
- Products include:
  - Mattresses, Mattress Toppers, Pillows & Components with a wide range of price points
- Strong reputation in the industry: founding member of Specialty Sleep Association Green Initiative through Fiber Division Leadership

Expertise brought to Nature's Home Solutions:

Experience in foam mattress production, on the cutting edge of new trends, contacts in the mattress manufacturing arena

Pillow and Mattress Market

Overview

- Mattresses: $7 Billion
  - Market consists of traditional innerspring and non-innerspring (foam, air, hybrid)
- Pillows: $1 Billion market in the US*
  - Market consists of fiber fill, down, feathers, foam
  - Opportunity for quality latex foam bedding with reduced allergen *and* a natural claim

Vytex Advantage

- Antigenic protein reduced
- Cleaner and whiter
- Virtually odor free

*Source: Tempur-Pedic annual report 2006

NHS Sales Objective: to make Vytex Foam the New Latex

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NHS– team dedicated to making Vytex Foam the "New Latex"

Sale of Finished Bedding Products (pillows, mattresses and toppers)		Sale of Foam Cores
Sale via online ecommerce stores	Sale in Rotman & other Retail outlets	Sale to Manufacturers of bedding

- Sale of Finished products:
  - Profit sharing among:
    - Vystar, Rotmans, Jeffco, Blue Oar and myVBO (online sales)
- Sale of foam cores
  - Profit sharing among:
    - Vystar, Rotmans, Jeffco, Blue Oar

VYSTAR CORPORATION

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Three Distinct Markets

Direct to Consumer Market:

- Initially offering 2 pillows and 2 mattresses
- Ultimately offering will include:
  - 5 pillows
  - 4 toppers
  - 9 mattresses - that will appeal to a different segment of the market in reference to feel, comfort, and look

    3 with price points of $599 - $999

    3 with price points of $1499 - $2499

    3 with price points of $1999 - $2999

Wholesale to Retail Market:

- Full line of pillows, toppers, mattresses and foundations

Bedding Manufacturer Market:

- Foam cores



A New Latex

vytex

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Vytex Foam products combine the benefits of 100% natural latex with the added benefit of reduced antigenic proteins for a product that is both healthy and environmentally friendly

naturally HEALTHY

- Eliminates latex allergy reactions – Vytex® NRL
- Naturally Hypoallergenic
- Oeko-Tex® Standard 100 Class 1- safe for babies
- No Petroleum-based chemical off gassing

naturally GREEN

- 100% natural rubber latex, sustainable from seed to port
- Manufactured using Carbon Neutral processes, lower CO_2 emmissions

naturally COOL

- Breathable comfort all night long with superior open cell formation and ventilation

naturally COMFORTABLE

- Cradling contouring & support better than any memory foam

vystar CORPORATION

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Islatex Aurora Foam Process vs Other Latex Production Processes

	Dunlop	Talalay	Islatex Aurora
Manufacturing process	Whipped latex slowly heated, denser particles settle at bottom, foam inconsistent density, with film on top	Vacuum molded, frozen, wide range of density from firm to extra soft ; process uses CO_2, not eco friendly	Microwaves quickly cure foam, consistent quality, allows wide range of density, no CO_2 , carbon neutral
Natural/ Renewable	?	?	Islatex only uses 100% NRL
Pressure Relief	+	++	Similar pressure relief to Talalay, better than Dunlop
Breathability	–	++	Open cell structure makes foam cooler

Memory Foam: Slow recovery foam has good pressure relief, but its closed cell structure makes it sleep hot (not breathable), it is not natural and is made up of many chemicals, foam is not very durable

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Bob Wilkins CEO/Founder Ziftr and myVBO

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- "Serial" entrepreneur with a focus on technological innovation and strategic marketing
- Prior to launching Ziftr and myVBO, his most recent new businesses:
  - 11 years with PC Connection (as President/EVP)
  - Founded more than 6 companies in the technology, computer reseller and gaming industries
  - Holds two technology and two gaming patents with several pending patents for software products

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Vytex Spinoff

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Spinoff into Two Companies

- Vystar becomes two publicly traded companies:
  - Vystar Corporation (parent) will focus on growing the sleep study management business
  - Vytex Corporation (new company) will be free to focus on aggressively promoting Vytex NRL and Vytex Foam products
    - Patent will go with Vytex Corp.
- Shareholders will receive shares in the new company (while maintaining their existing shares in the parent company)
- Each company will have separate management teams and separate financials